Exhibit 10.9

EXECUTION VERSION

$425,000,000

MTW FOODSERVICE ESCROW CORP.
to be merged with and into
MANITOWOC FOODSERVICE, INC.

9.500% Senior Notes due 2024

Purchase Agreement
February 5, 2016
Goldman, Sachs & Co.
as Representative of the
several Initial Purchasers listed
in Schedule 1 hereto
200 West Street
New York, New York 10282

Ladies and Gentlemen:
MTW Foodservice Escrow Corp., a Delaware corporation (the “Escrow Issuer”) and a newly-formed wholly-owned subsidiary of Manitowoc Foodservice, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom Goldman, Sachs & Co. is acting as representative (in such capacity, the “Representative”), $425,000,000 aggregate principal amount of its 9.500% Senior Notes due 2024 (the “Notes”). The Notes will be issued pursuant to an indenture to be dated as of February 18, 2016 (the “Indenture”), between the Escrow Issuer and Wells Fargo Bank, National Association, as trustee (in such capacity, the “Trustee”).
The Notes are being issued as part of the financing related to the pro rata distribution (the “Spin-Off”) of 100% of the capital stock of the Company to the stockholders of The Manitowoc Company, Inc. (“Parent”), the direct parent of the Company, as contemplated by a Separation and Distribution Agreement (the “Separation and Distribution Agreement”) between the Company and Parent to be entered into prior to the effectiveness of the Spin-Off (the date of such effectiveness, the “Spin-Off Date”).
On the Closing Date (as defined below), the Escrow Issuer, the Company, the Trustee and JPMorgan Chase Bank, N.A., as escrow agent, will enter into an escrow agreement (the “Escrow Agreement”), pursuant to which, on the Closing Date, (x) the Escrow Issuer will deposit or caused to be deposited in a segregated escrow account (the “Escrow Account”) $418,625,000 in cash, representing the net proceeds of the offering of the Notes, and (y) the Company will deposit or caused to be deposited in the Escrow Account an additional amount (the “Additional

Escrow Amount”) in cash or certain eligible investments (to be defined in the Escrow Agreement) that, together with the net proceeds of the offering of the Notes, would be sufficient to redeem the Notes in full at a price equal to 100% of the principal amount thereof plus an amount equal to the interest that would accrue on the Notes to, but excluding, the date that is five business days after the Escrow End Date (as defined below) (the amounts pursuant to clauses (x) and (y), collectively with any other property from time to time held in the Escrow Account, the “Escrowed Property”). The Escrowed Property will be held in the Escrow Account in accordance with the terms and conditions set forth in the Escrow Agreement and released only in accordance therewith. Prior to the release of the Escrowed Property from the Escrow Account in accordance with the terms and conditions of the Escrow Agreement, the Notes will be the sole obligations of the Escrow Issuer and secured by an exclusive first-priority lien on and security interest in the Escrow Account and the Escrowed Property. If the conditions to the release of the Escrowed Property from the Escrow Account shall not have been fulfilled on or prior to July 1, 2016 (the “Escrow End Date”) or upon the earlier occurrence of certain events specified in the Time of Sale Information and the Offering Circular (each as defined below), the Notes shall be mandatorily redeemed in accordance with the special mandatory redemption procedures described in the Time of Sale Information, the Offering Circular and the Indenture. If the conditions to the release of the Escrowed Property from the Escrow Account shall have been fulfilled on or prior to the Escrow End Date, the Escrowed Property shall be released (the date on which the Escrowed Property is released, the “Escrow Release Date”) pursuant to the Escrow Issuer’s instructions in accordance with the Indenture and the Escrow Agreement.
In connection with the Spin-Off, on or prior to the Escrow Release Date, the Company intends to enter into (a) a $975.0 million senior secured term loan facility and a senior secured revolving credit facility of up to $225.0 million pursuant to a Credit Agreement (the “New Credit Agreement”) among the Company, the Guarantors (as defined below), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (the “Administrative Agent”) and (b) a $110.0 million trade receivables securitization (the “Securitization”) among the Company and Wells Fargo Bank, National Association, as purchaser and facility agent.
On the Escrow Release Date: (i) the Escrow Issuer will merge with and into the Company, with the Company continuing as the surviving corporation, and the Company will assume by operation of law the Escrow Issuer’s obligations under this purchase agreement (this “Agreement”), the Indenture and the Notes; (ii) the Company and the Guarantors will enter into a supplemental indenture to the Indenture (the “Supplemental Indenture”) with the Trustee pursuant to which (x) the Company will assume the rights and obligations of the Escrow Issuer under the Indenture and the Notes and (y) the obligations of the Company, including the due and punctual payment of interest on the Notes, will be fully and unconditionally guaranteed on a senior unsecured basis (the “Guarantees” and collectively with the Notes, the “Securities”), jointly and severally, by the guarantors listed in Schedule 2 hereto (each, a “Guarantor” and collectively, the “Guarantors” and, together with the Escrow Issuer and the Company, the “Manitowoc Parties”); and (iii) the Company and the Guarantors will enter into a joinder to the Registration Rights Agreement (as defined below) (the “Registration Rights Agreement Joinder”).

Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date and substantially in the form attached hereto as Exhibit I (the “Registration Rights Agreement”), pursuant to which the Escrow Issuer and, from and after the execution of the Registration Rights Agreement Joinder, the Company and the Guarantors will agree to file one or more registration statements with the Securities and Exchange Commission (the “Commission”) providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement and the related Guarantees.
As used herein, the term “Issuer” shall mean (i) prior to the release of the Escrowed Property from the Escrow Account on the Escrow Release Date, the Escrow Issuer and (ii) following the release of the Escrowed Property from the Escrow Account on the Escrow Release Date, the Company.
As used herein: (i) the term “Transactions” has the meaning provided in the Time of Sale Information (as defined below); (ii) the term “Pre-Escrow Release Documents” collectively refers to this Agreement, the Notes, the Indenture, the Registration Rights Agreement and the Escrow Agreement; and (iii) the term “Transaction Documents” collectively refers to the Pre-Escrow Release Documents, the Supplemental Indenture, the Guarantees, the Exchange Securities (including the related Guarantees) and the Registration Rights Agreement Joinder.
The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Escrow Issuer and the Company have prepared a preliminary offering circular dated January 29, 2016 (the “Preliminary Offering Circular”) and will prepare an offering circular dated the date hereof (the “Offering Circular”) setting forth information concerning the Escrow Issuer, the Company, the Guarantors and the Securities. Copies of the Preliminary Offering Circular have been, and copies of the Offering Circular will be, delivered by the Manitowoc Parties to the Initial Purchasers pursuant to the terms of this Agreement. The Manitowoc Parties hereby confirm that they have authorized the use of the Preliminary Offering Circular, the other Time of Sale Information and the Offering Circular in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Offering Circular.
At or prior to 4:30 p.m., New York City time, on February 5, 2016 (the “Time of Sale”), the Manitowoc Parties shall have prepared the following information (collectively, the “Time of Sale Information”): the Preliminary Offering Circular, as supplemented and amended by the written communications listed on Annex A hereto.
The Manitowoc Parties hereby confirm their agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

1.Purchase and Resale of the Securities by the Initial Purchasers.
(a)    The Escrow Issuer agrees to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Escrow Issuer the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 98.50% of the principal amount thereof plus accrued interest, if any, from February 18, 2016 to the Closing Date. The Escrow Issuer will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.
(b)    The Manitowoc Parties understand that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:
(i)    it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) of Regulation D under the Securities Act (“Regulation D”);
(ii)    it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act; and
(iii)    it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of the initial offering except:
(A)    within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or
(B)    in accordance with the restrictions set forth in Annex C hereto.
(c)    Each Initial Purchaser acknowledges and agrees that the Escrow Issuer and, for purposes of the “no registration” opinions to be delivered to the Initial Purchasers pursuant to Sections 6(f) and 6(h), counsel for the Manitowoc Parties and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex C hereto), and each Initial Purchaser hereby consents to such reliance.

(d)    The Escrow Issuer acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.
(e)    The Escrow Issuer, the Company and each of the Guarantors acknowledge and agree that the Initial Purchasers are acting solely in the capacity of an arm’s length contractual counterparty to the Escrow Issuer, the Company and the Guarantors with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Escrow Issuer, the Company, the Guarantors or any other person. Additionally, neither the Representative nor any other Initial Purchaser is advising the Escrow Issuer, the Company, the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Escrow Issuer, the Company and each of the Guarantors shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Initial Purchasers shall have no responsibility or liability to the Escrow Issuer, the Company and each of the Guarantors with respect thereto. Any review by the Representative or any Initial Purchaser of the Escrow Issuer, the Company and the Guarantors, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representative or such Initial Purchaser, as the case may be, and shall not be on behalf of the Escrow Issuer, the Company, the Guarantors or any other person.
2.    Payment and Delivery.
(a)    Payment for and delivery of the Securities will be made at the offices of Cahill Gordon & Reindel LLP at 10:00 a.m., New York City time, on February 18, 2016, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Escrow Issuer may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date.”
(b)    Payment for the Securities shall be made by wire transfer in immediately available funds of the net proceeds of the offering of the Securities into the Escrow Account against delivery to the nominee of The Depository Trust Company (“DTC”), for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Note will be made available for inspection by the Representative not later than 1:00 p.m., New York City time, on the business day prior to the Closing Date.
3.    Representations and Warranties of the Company and the Guarantors. As of the Time of Sale and as of the Closing Date, each of the Escrow Issuer, the Company and each of the Guarantors, jointly and severally, hereby represents, warrants and covenants to each Initial Purchaser that:
(a)    Preliminary Offering Circular, Time of Sale Information and Offering Circular. The Time of Sale Information, at the Time of Sale, did not, and at the Closing Date, will not, and the Offering Circular, in the form first used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Escrow Issuer, the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Manitowoc Parties in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Circular, the Time of Sale Information or the Offering Circular.
(b)    Additional Written Communications. The Escrow Issuer, the Company and the Guarantors (including their agents and representatives, other than the Initial Purchasers in their capacity as such) have not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Escrow Issuer, the Company and the Guarantors or their agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below), an “Issuer Written Communication”) other than (i) the Preliminary Offering Circular, (ii) the Offering Circular, (iii) the documents listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c). Each such Issuer Written Communication, when taken together with the Time of Sale Information at the Time of Sale, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Escrow Issuer, the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in any Issuer Written Communication. No Issuer Written Communication contains any information that conflicts with the Time of Sale Information or the Offering Circular.
(c)    Financial Statements. The financial statements and the related notes thereto of the Company included in each of the Time of Sale Information and the Offering Circular present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included in each of the Time of Sale Information and the Offering Circular present fairly the information required to be stated therein; the other financial information included in each of the Time of Sale Information and the Offering Circular has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby; and the pro forma financial information and the related notes thereto included in each of the Time of Sale Information and the Offering Circular has been prepared in accordance with the Commission’s rules and guidance set forth in Regulation S-X with respect to pro forma financial information, and the assumptions underlying such pro forma financial information are reasonable and are set forth in each of the Time of Sale Information and the Offering Circular.
(d)    No Material Adverse Change. Since the date of the most recent financial statements of the Company included in each of the Time of Sale Information and the Offering Circular, (i) there has not been any change in the long-term debt of the Company or any of its subsidiaries (other than ordinary course working capital borrowings under the Existing Credit Agreement (as defined below) that are not material), or any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, in the earnings, business or operations of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries, taken as a whole, or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries, taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in each of the Time of Sale Information and the Offering Circular.
(e)    Organization and Good Standing. The Escrow Issuer, the Company and each of its subsidiaries has been duly organized and are validly existing and in good standing (to the extent applicable) under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing (to the extent applicable) in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, in the earnings, business or operations of the Company and its subsidiaries taken as a whole or on the performance by the Escrow Issuer, the Company and the Guarantors of their obligations under any of the Transaction Documents (a “Material Adverse Effect”). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company’s registration statement on Form 10 filed on January 19, 2016 except for the Escrow Issuer and Manitowoc Foodservice UK Holding Limited.
(f)    Capitalization. The Company has the capitalization as of September 30, 2015 set forth in each of the Time of Sale Information and the Offering Circular under the heading “Capitalization” and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except with respect to former Section 180.0622(2) of the Wisconsin Business Corporation Law to the extent not repealed) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party except for liens securing the Third Amended and Restated Credit Agreement, dated as of January 3, 2014, among Parent, the subsidiary borrowers party thereto, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent (the “Existing Credit Agreement”), which will be fully repaid and terminated upon consummation of the transactions on the Escrow Release Date, as described in each of the Time of Sale Information and the Offering Circular.
(g)    Due Authorization. Each of the Escrow Issuer, the Company and each Guarantor has full right, power and authority to execute and deliver the Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the Transactions has been, or will be (i) by the Closing Date in the case of the Escrow Issuer and (ii) by the Closing Date with respect to the Pre-Escrow Release Documents and by the Escrow Release Date with respect to the other Transaction Documents in the case of the Company and each of the Guarantors, duly and validly taken.
(h)    The Indenture. The Indenture has been duly authorized by the Escrow Issuer and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Escrow Issuer enforceable against the Escrow Issuer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”).
(i)    The Supplemental Indenture. On or prior to the Escrow Release Date, the Supplemental Indenture will be duly authorized by the Company and the Guarantors and, on the Escrow Release Date, will be duly executed and delivered by the Company and the Guarantors and when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, subject to the Enforceability Exceptions.
(j)    Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Escrow Issuer, the Company and the Guarantors.
(k)    Registration Rights Agreement. On or prior to the Closing Date, the Registration Rights Agreement will have been duly authorized by the Escrow Issuer and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Escrow Issuer enforceable against the Escrow Issuer in accordance with its terms, subject to the Enforceability Exceptions.
(l)    Registration Rights Agreement Joinder. On or prior to the Escrow Release Date, the Registration Rights Agreement Joinder will have been duly authorized by the Company and the Guarantors and, on the Escrow Release Date, will be executed and delivered by the Company each of the Guarantors, and when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and binding agreement of the Company and the

Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, subject to the Enforceability Exceptions.
(m)    Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in each of the Time of Sale Information and the Offering Circular (to the extent described therein).
(n)    The Notes and the Guarantees. The Notes have been duly authorized by the Escrow Issuer and, when duly executed, issued, authenticated and delivered in accordance with the terms of this Agreement and the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and binding obligations of the Escrow Issuer, enforceable against the Escrow Issuer in accordance with their terms, subject to the Enforceability Exceptions, and entitled to the benefits of the Indenture, and, when the Supplemental Indenture has been duly executed and delivered by the Company in accordance with the Indenture, the Notes will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and entitled to the benefits of the Indenture. On or prior to the Escrow Release Date, the Guarantees will be duly authorized by each of the Guarantors, and, when the Supplemental Indenture has been executed and delivered by each Guarantor in accordance with the terms of this Agreement and the Indenture, will constitute a valid and binding obligation of each Guarantor enforceable against each Guarantor in accordance with its terms, subject to the Enforceability Exceptions, and be entitled to the benefits of the Indenture.
(o)    The Escrow Agreement. The Escrow Agreement has been duly authorized by all necessary corporate action on the part of the Escrow Issuer and the Company and, on the Closing Date, will have been duly executed and delivered by, and, assuming due authorization, execution and delivery by the Trustee and the Escrow Agent, will constitute a valid and legally binding agreement of, the Escrow Issuer and the Company, enforceable against the Escrow Issuer and the Company in accordance with its terms, subject to the Enforceability Exceptions. The Escrow Agreement, when executed and delivered, will create in favor of the Trustee, for the benefit of itself and the holders of the Notes, valid and enforceable security interests in and liens on the Escrow Account and the Escrowed Property, subject to no other liens, charges or encumbrances. Upon execution of the Escrow Agreement, the establishment of the Escrow Account, the issuance of the Notes and the deposit of the Escrowed Property in the Escrow Account by or at the direction of the Escrow Issuer, the lien on and security interest in all of the Escrow Issuer’s right, title and interest in the Escrow Account and the Escrowed Property, granted in favor of the Trustee for the benefit of the holders of the Notes pursuant to the Escrow Agreement, will constitute a perfected security interest in the Escrow Account and the Escrowed Property, which will not be subject to any other lien, charge or encumbrance.
(p)    The Exchange Securities. The Exchange Securities have been duly authorized by the Escrow Issuer and, when duly executed, issued, authenticated and delivered as contemplated by the Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and binding obligations of the Escrow Issuer, enforceable against the Escrow Issuer in accordance with their terms, subject to the Enforceability Exceptions, and entitled to the benefits of the Indenture and, when the Registration Rights Agreement Joinder has been duly executed and delivered by the Company in accordance with the Registration Rights Agreement, the Exchange Securities will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and entitled to the benefits of the Indenture. On or prior to the Escrow Release Date, the Guarantees of the Exchange Securities will be duly authorized by each of the Guarantors, and, when the Registration Rights Agreement Joinder has been executed and delivered by each Guarantor in accordance with the terms of this Agreement and the Registration Rights Agreement, will constitute a valid and binding obligation of each Guarantor enforceable against each Guarantor in accordance with its terms, subject to the Enforceability Exceptions, and be entitled to the benefits of the Indenture.
(q)    New Credit Agreement. On the Escrow Release Date, the New Credit Agreement will have been duly authorized, executed and delivered by the Company and each of the Guarantors and will constitute a valid and legally binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions.
(r)    No Violation or Default. None of the Escrow Issuer, the Company or any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents, (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Escrow Issuer, the Company or any of its subsidiaries is a party or by which the Escrow Issuer, the Company or any of its subsidiaries is bound or to which any of the property or assets of the Escrow Issuer, the Company or any of its subsidiaries is subject or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.
(s)    No Conflicts. The execution and delivery by the Escrow Issuer, the Company and each Guarantor of, and the performance by the Escrow Issuer, the Company and each Guarantor of each of the Transaction Documents, as applicable, the issuance and sale of the Notes and the related Guarantees, the issuance of the Exchange Securities and the related Guarantees, compliance by the Escrow Issuer, the Company and the Guarantors with the terms thereof, the granting of a security interest in the Escrow Account and the Escrowed Property and the consummation of the transactions contemplated by the Transaction Documents will not contravene (w) any provision of applicable law or regulation or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or (after giving effect to the repayment and termination of the Existing Credit Agreement, the repayment of the Existing Notes (as defined below) and the satisfaction and discharge of the related indentures) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Escrow Issuer, the Company or any of its subsidiaries (other than the liens created or imposed pursuant to the Escrow Agreement, the collateral documents relating to and required by the New

Credit Agreement, the Securitization or any other Permitted Lien (as defined in each of the Time of Sale Information and the Offering Circular under the heading “Description of Notes”), (x) the certificate of incorporation, by-laws or similar organizational documents of the Escrow Issuer, the Company or any Guarantor, (y) any agreement or other instrument binding upon the Escrow Issuer, the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (z) any judgment, order or decree of any governmental body, regulatory authority, agency or court having jurisdiction over the Escrow Issuer, the Company or any of its subsidiaries.
(t)    No Consents Required. No consent, approval, authorization or order of, or registration or qualification with, any governmental body or agency or regulatory authority is required for the execution and delivery by the Escrow Issuer, the Company and each Guarantor of and performance by the Escrow Issuer, the Company and each Guarantor of each of the Transaction Documents to which each is a party, the issuance and sale of the Notes and the related Guarantees, the issuance of the Exchange Securities and the related Guarantees and compliance by the Escrow Issuer, the Company and the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders, registrations or qualifications (i) as have already been obtained or will have been obtained prior to the Closing Date (with respect to the Escrow Issuer and, solely with respect to the Purchase Agreement, the Company and the Guarantors) or the Escrow Release Date (with respect to the Company and the Guarantors (other than with respect to the Purchase Agreement)), (ii) as may be required under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers and (iii) with respect to the Exchange Securities (including the related Guarantees) under the Securities Act, the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and applicable state securities laws as contemplated by the Registration Rights Agreement.
(u)    Legal Proceedings. Except as described in each of the Time of Sale Information and the Offering Circular, there is not pending or, to the knowledge of the Escrow Issuer, the Company or any of the Guarantors, threatened any action, suit, proceeding, inquiry or investigation to which the Escrow Issuer, the Company or any of its subsidiaries is a party, or to which the property or assets of the Escrow Issuer, the Company or any of its subsidiaries are subject, before or brought by any court, arbitrator or governmental agency or body that, if determined adversely to the Escrow Issuer, the Company or any of its subsidiaries taking into account all applicable insurance and reserves, would, individually or in the aggregate, have a Material Adverse Effect, or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the offering or sale of the Securities to be sold hereunder.
(v)    Independent Accountants. PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, are an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(w)    Title to Real and Personal Property. Each of the Escrow Issuer, the Company and its subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes, and free and clear of all liens, encumbrances, claims and defects and imperfections of title (except those that secure the Existing Credit Agreement, which liens, encumbrances and claims will be released on the Escrow Release Date).
(x)    Investment Company Act. None of the Escrow Issuer, the Company or any of the Guarantors is, and after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Circular, none of the Escrow Issuer, the Company or any of the Guarantors will be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
(y)    Taxes. Each of the Escrow Issuer, the Company and its subsidiaries has timely filed or caused to be filed all tax returns and reports required to have been filed (including the filing of extensions in respect thereof) and has paid or caused to be paid all taxes required to have been paid by it, except (a) taxes that are being contested in good faith by appropriate proceedings and for which the Escrow Issuer, the Company or such subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.
(z)    Compliance with Environmental Laws. Except as would not, individually or in the aggregate, have a Material Adverse Effect, and except as disclosed in each of the Time of Sale Information and the Offering Circular, (A) each of the Escrow Issuer, the Company and its subsidiaries is in compliance with and not subject to liability under applicable Environmental Laws (as defined below), (B) each of the Escrow Issuer, the Company and its subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and has and is in compliance with all permits required under any applicable Environmental Laws and each of them is in full force and effect, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Escrow Issuer or the Company, threatened against it under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Escrow Issuer, the Company or any of its subsidiaries, (E) none of the Escrow Issuer, the Company or any of its subsidiaries has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), or any comparable Environmental Law, (F) no property or facility of the Escrow Issuer, Company or its subsidiaries is (i) listed or proposed for listing on the National Priorities List under CERCLA or is (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority, (G) none of the Escrow Issuer, the Company or any of its subsidiaries is subject to any order, decree or agreement requiring, or is otherwise obligated or required to perform any response or corrective action relating to any Hazardous Materials (as defined below) pursuant to any Environmental Law and (H) there are no past or present actions, events, operations or activities which could reasonably be expected to prevent or interfere with compliance by the Escrow Issuer, the Company or any of its subsidiaries with any applicable Environmental Law or to result in liability under any applicable Environmental Law.
For purposes of this Agreement: (A) “Environmental Laws” means the common law and all applicable laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of Hazardous Materials, (iii) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom, and (iv) protection or restoration of natural resources such as flora, fauna and wetlands; and (B) “Hazardous Materials” means any pollutant, contaminant, waste, chemical, substance, material or constituent subject to regulation or which can give rise to liability under any Environmental Law.
(aa)    Compliance With ERISA. No ERISA Event ((a) any “reportable event,” as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to any employee pension benefit plan (other than a Multiemployer Plan as defined in Section 4001(a)(3) of ERISA (each a “Multiemployer Plan”)) subject to the provisions of Title IV of ERISA or Section 412 of the Internal Revenue Code of 1986, as amended (the “Code”) or Section 302 of ERISA, and in respect of which the Company or any of its trades or businesses (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code (each such trade or business, an “ERISA Affiliate”) is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA (each such employee pension benefit plan, a “Plan”) (other than an event for which the 30 day notice period is waived), (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived, (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, (d) the incurrence by the Company or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan, (e) the receipt by the Company or any ERISA Affiliate from the Pension Benefit Guaranty Corporation or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (f) the incurrence by the Company or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan or (g) the receipt by the Company or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Company or any ERISA Affiliate of any notice, concerning the imposition of liability to a Multiemployer

Plan as a result of a complete or partial withdrawal from such Multiemployer Plan (as such terms are defined in Part I of Subtitle E of Title IV of ERISA) or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA (each such an event, an “ERISA Event”)) has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements prior to the Applicable Time reflecting such amounts, exceed by more than $20,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements prior to the Time of Sale reflecting such amounts, exceed by more than $20,000,000 the fair market value of the assets of all such underfunded Plans.
(bb)    Intellectual Property. Each of the Escrow Issuer, the Company and its subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Escrow Issuer, the Company and its subsidiaries does not infringe upon the rights of any other person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
(cc)    Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.
(dd)    Accounting Controls. The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in each of the Time of Sale Information and the Offering Circular, there are no material weaknesses in the Company’s internal controls. Since the date of the most recent financial statements of the Company included in each of the Time of Sale Information and the Offering Circular, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
(ee)    Compliance with FCPA and Bribery Act. Except as disclosed to the Initial Purchasers, none of the Escrow Issuer, the Company or any of its subsidiaries or, to the knowledge of the Escrow Issuer or the Company, any director, manager, officer, agent or employee of the Escrow Issuer, the Company or any of its subsidiaries is aware of or has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense related to political activity, (ii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”) or (iii) committed an offence under the Bribery Act 2010 of the United Kingdom or, to the knowledge of the Company, any other applicable anti-bribery or anti-corruption law (the “Bribery Act”). Except as disclosed to the Initial Purchasers, each of the Escrow Issuer, the Company and its subsidiaries have conducted their businesses in compliance with the FCPA and the Bribery Act and have instituted, maintain and enforce, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws, including the FCPA and the Bribery Act.
(ff)    Compliance with Money Laundering Laws. The operations of the Escrow Issuer, the Company and its subsidiaries are and have been conducted at all times in compliance with applicable money laundering statutes and the rules and regulations thereunder including, without limitation, the financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Escrow Issuer, the Company or any of its subsidiaries with respect to Anti-Money Laundering Laws is pending or, to the knowledge of the Escrow Issuer or the Company, threatened.
(gg)    No Conflicts with Sanctions Laws. None of the Escrow Issuer, the Company, any of its subsidiaries or, to the knowledge of the Escrow Issuer or the Company, any director, officer, agent, employee or affiliate of the Escrow Issuer, the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially-designated national” or “blocked person”), the United

Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Escrow Issuer, the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Crimea, Burma (Myanmar), Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”); and the Escrow Issuer and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person or entity that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as an underwriter, initial purchaser, advisor, investor or otherwise) of Sanctions. For the past five years, the Escrow Issuer, the Company and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in and will not engage in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country in violation of any applicable law.
(hh)    Solvency. On and immediately after the Spin-Off Date (after giving effect to the Transactions), (a) on a going concern basis the fair market value of the assets of the Company and its subsidiaries, on a consolidated basis, will exceed their debts and liabilities, subordinated, contingent or otherwise, (b) the Company and its subsidiaries, on a consolidated basis, will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured in the ordinary course, and (c) the Company and its subsidiaries, on a consolidated basis, will not have unreasonably small capital with which to conduct the Foodservice Business (as defined in each of the Time of Sale Information and the Offering Circular) in which they are engaged as such business is now conducted and is proposed to be conducted following the Spin-Off Date.
(ii)    No Restrictions on Subsidiaries. No subsidiary of the Company is currently, and on the Spin-Off Date assuming consummation of the Transactions, no subsidiary of the Company will be, prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company, except for any such restrictions (i) contained in the Existing Credit Agreement, which will be repaid in full and terminated on the Escrow Release Date as described in each of the Time of Sale Information and the Offering Circular or (ii) that will be permitted by the Indenture or the New Credit Agreement.
(jj)    No Broker’s Fees. None of Parent, the Escrow Issuer, the Company or any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Escrow Issuer, the Company or any of its subsidiaries or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(kk)    Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Escrow Issuer or the Company as described in each of the Time of Sale Information and the Offering Circular will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.
(ll)    No Stabilization. None of Parent, the Escrow Issuer, the Company or any of the Guarantors has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Notes.
(mm)    No Undisclosed Relationships. No relationship, direct or indirect, exists between or among Parent, the Escrow Issuer, the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders or other affiliates of the Escrow Issuer, the Company or any of its subsidiaries, on the other, that would be required to be disclosed under the Exchange Act and that would be material to an investor in the Securities that is not so described in each of the Time of Sale Information and the Offering Circular.
(nn)    Insurance. The Escrow Issuer, the Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are customary for companies of the size and in the businesses of the Company and its subsidiaries.
(oo)    Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Circular and the Offering Circular, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.
(pp)    No Integration. None of the Escrow Issuer, the Company or any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.
(qq)    No General Solicitation or Directed Selling Efforts. None of the Escrow Issuer, the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

(rr)    Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex C hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Circular, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.
(ss)    Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included in any of the Time of Sale Information or the Offering Circular has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.
(tt)    Industry Statistical and Market Data. Nothing has come to the attention of the Escrow Issuer, the Company or any Guarantor that has caused the Escrow Issuer, the Company or such Guarantor to believe that the industry statistical and market-related data included in each of the Time of Sale Information and the Offering Circular is not based on or derived from sources that are reliable and accurate in all material respects.
(uu)    Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with the provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.
4.    Further Agreements of the Escrow Issuer, the Company and the Guarantors. The Manitowoc Parties hereby jointly and severally covenant and agree with each Initial Purchaser that:
(a)    Delivery of Copies. The Manitowoc Parties will deliver, without charge, to the Initial Purchasers as many copies of the Preliminary Offering Circular, any other Time of Sale Information, any Issuer Written Communication and the Offering Circular (including all amendments and supplements thereto) as the Representative may reasonably request.
(b)    Offering Circular, Amendments or Supplements. Before finalizing the Offering Circular or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Circular, the Manitowoc Parties will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed Offering Circular or such amendment or supplement for review, and will not distribute any such proposed Offering Circular, amendment or supplement to which the Representative reasonably objects.
(c)    Additional Written Communications. Before making, preparing, using, authorizing, approving, referring to or filing any Issuer Written Communication, the Manitowoc Parties will furnish to the Representative and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representative reasonably objects.

(d)    Notice to the Representative. The Manitowoc Parties will advise the Representative promptly, and confirm such advice in writing: (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Circular or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Circular as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the Time of Sale, or when such Issuer Written Communication or the Offering Circular is delivered to a purchaser, not misleading; and (iii) of the receipt by the Manitowoc Parties of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Manitowoc Parties will use their reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Circular or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.
(e)    Time of Sale Information. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Manitowoc Parties will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Time of Sale Information as may be necessary so that the statements in the Time of Sale Information as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that the Time of Sale Information will comply with law.
(f)    Ongoing Compliance of the Offering Circular. If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Circular as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Circular is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Circular to comply with law, the Manitowoc Parties will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Circular as may be necessary so that the statements in the Offering Circular as so amended or supplemented will not, in the light of the circumstances existing when the Offering Circular is delivered to a purchaser, be misleading or so that the Offering Circular will comply with law.

(g)    Blue Sky Compliance. The Manitowoc Parties will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Securities; provided that none of the Escrow Issuer, the Company or any Guarantor shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) execute or file any general consent to service of process in any such jurisdiction or take any other action that would subject itself to general service of process in such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.
(h)    Clear Market. During the period from the date hereof through and including the date that is 90 days after the date hereof, the Escrow Issuer, the Company and the Guarantors will not, and will not permit any of their affiliates to, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Escrow Issuer, the Company or any of the Guarantors and having a tenor of more than one year.
(i)    Use of Proceeds. The Issuer will apply the net proceeds from the sale of the Securities as described in each of the Time of Sale Information and the Offering Circular under the heading “Use of Proceeds.”
(j)    No Stabilization. None of the Escrow Issuer, the Company or any Guarantor will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.
(k)    Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer will, during any period in which the Issuer is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.
(l)    DTC. The Manitowoc Parties will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through DTC.
(m)    No Resales by the Manitowoc Parties. The Manitowoc Parties will not, and will not permit any of their affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Manitowoc Parties or any of their affiliates and resold in a transaction registered under the Securities Act.
(n)    No Integration. Neither the Manitowoc Parties nor any of their affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities

Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.
(o)    No General Solicitation or Directed Selling Efforts. None of the Manitowoc Parties or any of their respective affiliates or any other person acting on their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engagement in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.
(p)    Regulation S. In connection with any Notes offered and sold in an “offshore transaction” (as defined in Regulation S), the Issuer will not register any transfer of such Notes not made in accordance with the provisions of Regulation S and will not, except in accordance with the provisions of Regulation S, if applicable, issue any such Notes in the form of definitive securities.
(q)    Legended Securities. Each certificate for a Security will bear a legend that is consistent in all material respects with the legend under the caption “Transfer Restrictions” in the Preliminary Offering Circular for the time period and upon the other terms stated in the Preliminary Offering Circular.
(r)    Execution of the Supplemental Indenture. On the Escrow Release Date, the Issuer and the Guarantors shall (i) cause to be delivered to the Initial Purchasers an executed copy of the Supplemental Indenture, executed and delivered by the Company, the Guarantors and the other parties thereto, (ii) cause Foley & Lardner LLP, counsel for the Company and the Guarantors, to furnish to the Initial Purchasers its respective written opinion addressed to the Initial Purchasers, as counsel to the Issuer and the applicable Guarantors, addressed to the Initial Purchasers and dated the Escrow Release Date, in form and substance reasonably satisfactory to the Initial Purchasers and counsel to the Initial Purchasers and (iii) cause McGlinchey Stafford, PLLC, counsel for Frymaster L.L.C. in the State of Louisiana, and Holland & Hart LLP, counsel for Kysor Industrial Corporation, Kysor Nevada Holding Corp., Manitowoc Equipment Works, Inc., Manitowoc FP, Inc., Manitowoc FSG International Holdings, Inc. and Manitowoc FSG Operations, LLC in the State of Nevada, to furnish to the Initial Purchasers their respective written opinions addressed to the Initial Purchasers, as counsel to the applicable Guarantors, addressed to the Initial Purchasers and dated the Escrow Release Date, in form and substance reasonably satisfactory to the Initial Purchasers and counsel to the Initial Purchasers.
(s)    Escrow Release. The Manitowoc Parties shall not seek the release of any Escrowed Property from the Escrow Account unless such release is in compliance with the terms of the Indenture and the Escrow Agreement. On the Escrow Release Date, the Escrow Issuer shall cause to be delivered to the Escrow Agent an executed copy of the Escrow Release Officers’ Certificate (as defined in the Escrow Agreement).

(t)    Escrow Security Interest Perfection. The Manitowoc Parties will take all actions necessary to create and maintain the Trustee’s first-priority perfected security interest in the Escrow Account and the Escrowed Property and to perfect a first-priority security interest in any Escrowed Property acquired after the Closing Date, in each case as and to the extent required by the Escrow Agreement and the Indenture.
(u)    Registration Rights Agreement Joinder. On the Escrow Release Date, the Initial Purchasers shall have received a counterpart of the Registration Rights Agreement Joinder that shall have been executed and delivered by a duly authorized officer of the Company and each of the Guarantors.
(v)    New Credit Agreement. On or prior to the Escrow Release Date, the Company and the Guarantors shall have entered into the New Credit Agreement consistent in all material respects with the terms described in the Time of Sale Information and the Offering Circular and the Representative shall have received conformed counterparts thereof.
(w)    Existing Credit Agreement. On or prior to the Escrow Release Date, the Company and the Guarantors shall cause to be delivered to the Representative evidence reasonably satisfactory to it that, substantially simultaneously with the release of the Escrowed Property from the Escrow Account in accordance with the Escrow Agreement, all outstanding indebtedness under the Existing Credit Agreement, and all accrued and unpaid interest, fees and other amounts owing thereunder, shall have been paid in full, all commitments to extend credit under the Existing Credit Agreement shall have terminated, and all liens securing obligations under the Existing Credit Agreement shall have been released.
(x)    Satisfaction and Discharge. On or prior to the Escrow Release Date, the Company and the Guarantors shall cause to be delivered to the Initial Purchasers (i) a copy of the notices of redemption for the Company’s (x) outstanding $600 million aggregate principal amount of 8.500% senior notes due 2020 (the “2020 Notes”) delivered to the trustee for the 2020 Notes in accordance with the terms of the indenture governing the 2020 Notes and (y) outstanding $300 million aggregate principal amount of 5.875% senior notes due 2022 (the “2022 Notes” and, together with the 2020 Notes, the “Existing Notes”) delivered to the trustee for the 2022 Notes in accordance with the terms of the indenture governing the 2022 Notes and (ii) satisfactory evidence that the Existing Notes shall have been satisfied and discharged in accordance with the terms of the applicable indenture.
(y)    Securitization. On or prior to the Escrow Release Date, the Company shall have entered into the Securitization consistent in all material respects with the terms described in the Time of Sale Information and the Offering Circular and the Representative shall have received conformed counterparts of all material agreements related thereto.
(z)    Closing Certificates. On the Escrow Release Date, the Company and the Guarantors shall deliver to the Initial Purchasers customary closing certificates of the Company and the Guarantors and such other information and documents relating to such matters as the Initial Purchasers shall reasonably request.

5.    Certain Agreements of the Initial Purchasers. Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize the use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Circular and the Offering Circular, (ii) any written communication that contains either (a) no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) or (b) “issuer information” that was included in the Time of Sale Information or the Offering Circular, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) above (including any electronic road show), (iv) any written communication prepared by such Initial Purchaser and approved by the Issuer and the Representative in advance in writing or (v) any written communication relating to or that contains only the preliminary or final terms of the Securities and/or other information that was included in the Time of Sale Information or the Offering Circular.
6.    Conditions of Initial Purchasers’ Obligations. The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Manitowoc Parties of their respective covenants and other obligations hereunder and to the following additional conditions:
(a)    Representations and Warranties. The representations and warranties of the Manitowoc Parties contained herein shall be true and correct on the date hereof and on and as of the Closing Date (or such other date specified in a representation or warranty); and the statements of the Manitowoc Parties and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date (or such other date specified in a representation or warranty).
(b)    No Downgrade. Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock of or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined under Section 3(a)(62) of the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock of or guaranteed by the Escrow Issuer, the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).
(c)    No Material Adverse Change. No event or condition of a type described in Section 3(d) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Circular (excluding any amendment or supplement thereto) the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Circular.
(d)    Officer’s Certificate. The Representative shall have received on and as of the Closing Date a certificate of an executive officer of the Company who has specific knowledge of the Company’s financial matters and is satisfactory to the Representative (i) confirming that such officer has carefully reviewed the Time of Sale Information and the Offering Circular and, to the best knowledge of such officer, the representations set forth in Sections 3(a) and 3(b) hereof are true and correct, (ii) confirming that the other representations and warranties of the Manitowoc Parties in this Agreement are true and correct and that the Manitowoc Parties have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (b) and (c) above.
(e)    Comfort Letters. (i) On the date of this Agreement and on the Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in each of the Time of Sale Information and the Offering Circular; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.
(ii)    Chief Financial Officer’s Certificate. On the date of this Agreement and on the Closing Date, the Company shall have furnished to the Representative a certificate in the form of Exhibits I and II, respectively, dated the date hereof and the Closing Date, respectively and addressed to the Initial Purchasers, of its chief financial officer with respect to certain financial data contained in the Time of Sale Information and the Offering Circular, respectively, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representative.
(f)    Opinion and 10b-5 Statement of Counsel for the Manitowoc Parties. (i) Foley & Lardner LLP, outside counsel for the Manitowoc Parties, shall have furnished to the Representative, at the request of the Company, their written opinion and 10b-5 Statement, and (ii) Maurice D. Jones, General Counsel to the Company, shall have furnished to the Representative, at the request of the Company, his written opinion, in each case, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative and counsel to the Representative.
(g)    Opinion of Local Counsel. McGlinchey Stafford, PLLC, counsel for Frymaster L.L.C. in the State of Louisiana, and Holland & Hart LLP, counsel for Kysor Industrial Corporation, Kysor Nevada Holding Corp., Manitowoc Equipment Works, Inc., Manitowoc FP, Inc., Manitowoc FSG International Holdings, Inc. and Manitowoc FSG Operations, LLC in the State of Nevada, shall have furnished to the Representative, at the request of the Company, their respective written opinions, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative and counsel to the Representative.
(h)    Opinion and 10b-5 Statement of Counsel for the Initial Purchasers. The Representative shall have received on and as of the Closing Date an opinion and 10b-5 Statement of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.
(i)    No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities.
(j)    Good Standing. The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Manitowoc Parties in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.
(k)    DTC. The Securities shall be eligible for clearance and settlement through DTC.
(l)    Indenture and Securities. The Indenture shall have been duly executed and delivered by a duly authorized officer of each of the Escrow Issuer and the Trustee, and the Securities shall have been duly executed and delivered by a duly authorized officer of the Escrow Issuer and duly authenticated by the Trustee.
(m)    Escrow Agreement. (i) The Escrow Issuer, the Company, the Trustee and the Escrow Agent shall have executed the Escrow Agreement and the Initial Purchasers shall have received an executed copy thereof; (ii) the Escrow Agent shall have established the Escrow Account and shall have provided to the Initial Purchasers evidence thereof reasonably satisfactory to the Initial Purchasers; (iii) the Additional Escrow Amount shall have been deposited into the Escrow Account by or on behalf of the Escrow Issuer; and (iii) all other actions to be taken under the Escrow Agreement by the Escrow Issuer as of the Closing Date in order to effect the escrow arrangements contemplated by the Time of Sale Information (including, without limitation, the granting of a first priority security interest in favor of the Escrow Agent for the benefit of the Trustee and the holders of the Securities, in the right, title and interest of the Escrow Issuer in the Escrow Account and all Escrowed Property and delivery of a Uniform Commercial Code financing statement in appropriate form for filing with respect to the Escrow Issuer) shall have been taken.
(n)    Parent Purchase Agreement. On or prior to the Closing Date, the Escrow Issuer shall have delivered to the Initial Purchasers a duly executed copy of the purchase agreement relating to MTW Cranes Escrow Corp.’s senior secured second lien notes due 2021 executed by Parent, MTW Cranes Escrow Corp., the guarantors party thereto and Goldman, Sachs & Co., as representative of the other several initial purchasers.

(o)    Registration Rights Agreement. The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Escrow Issuer.
(p)    Additional Documents. On or prior to the Closing Date, the Escrow Issuer, the Company and the Guarantors shall have furnished to the Representative customary closing certificates of the Escrow Issuer, the Company and the Guarantors and such further certificates and documents as the Representative may reasonably request.
All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.
7.    Indemnification and Contribution.
(a)    Indemnification of the Initial Purchasers. Each of the Manitowoc Parties, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Circular, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Circular (or any amendment or supplement thereto), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Manitowoc Parties in writing by such Initial Purchaser through the Representative expressly for use therein.
(b)    Indemnification of the Manitowoc Parties. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless (i) each of the Manitowoc Parties, (ii) the directors and officers of the Manitowoc Parties and (iii) each person, if any, who controls any Manitowoc Party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Manitowoc Parties in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Circular, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Circular (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following in the Preliminary Offering Circular and the Final Offering Circular: the second sentence of the seventh paragraph under the caption “Plan of Distribution” in the Preliminary Offering Circular and the Final Offering Circular.
(c)    Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the reasonably incurred fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Initial Purchasers, their respective affiliates, directors and officers and any control persons of the Initial Purchasers shall be designated in writing by the Representative and any such separate firm for the Manitowoc Parties, each of their respective directors and officers and any control persons of the Manitowoc Parties shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such

Indemnified Person from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.
(d)    Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Manitowoc Parties on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Manitowoc Parties on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Manitowoc Parties on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Escrow Issuer from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Manitowoc Parties on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by any Manitowoc Party or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(e)    Limitation on Liability. The Manitowoc Parties and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)    Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.
8.    Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
9.    Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Manitowoc Parties, if after the execution and delivery of this Agreement and prior to the Closing Date: (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Escrow Issuer, the Company or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Circular.
10.    Defaulting Initial Purchaser.
(a)    If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Manitowoc Parties on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Manitowoc Parties shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Manitowoc Parties may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Manitowoc Parties or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Circular or in any other document or arrangement, and the Manitowoc Parties agree to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Circular that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.
(b)    If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Manitowoc Parties as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Manitowoc Parties shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.
(c)    If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Manitowoc Parties as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Manitowoc Parties shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Escrow Issuer, the Company or the Guarantors, except that the Escrow Issuer, the Company and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.
(d)    Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Escrow Issuer, the Company, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.
11.    Payment of Expenses.
(a)    Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Escrow Issuer, the Company and each of the Guarantors, jointly and severally, will pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including, without limitation: (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in connection therewith; (ii) the costs incident to the preparation and printing of the Preliminary Offering Circular, any other Time of Sale Information, any Issuer Written Communication and the Offering Circular (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (v) the fees and expenses of the Manitowoc Parties’ counsel and independent accountants; (vi) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vii) any fees charged by rating agencies for rating the Securities; (viii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (ix) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; (x) all expenses incurred by the Company in connection with any “road show” presentation to potential investors; and (xi) the fees and expenses of the Escrow Agent, including related fees and expenses of any counsel to the Escrow Agent (including the fees and expenses of counsel for the Escrow Agent related to perfecting the Escrow Agent’s security interest in the Escrow Account and the Escrowed Property).
(b)    If (i) this Agreement is terminated pursuant to Section 9, (ii) the Issuer for any reason fails to tender the Securities for delivery to the Initial Purchasers, (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement or (iv) a Special Mandatory Redemption (as defined in the Time of Sale Information) occurs, in each case, the Manitowoc Parties, jointly and severally, agree to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.
12.    Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Initial Purchaser referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase. Nothing in this Agreement shall affect any rights or obligations of any party under any other agreement.
13.    Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Escrow Issuer, the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Escrow Issuer, the Company, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Escrow Issuer, the Company, the Guarantors or the Initial Purchasers.
14.    Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; (d) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended; and (e) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act.
15.    Compliance with USA PATRIOT Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Manitowoc Parties, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.
16.    Miscellaneous.
(a)    Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken Goldman, Sachs & Co. on behalf of the Initial Purchasers, and any such action taken by Goldman, Sachs & Co. shall be binding upon the Initial Purchasers.
(b)    Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representative c/o Goldman, Sachs & Co., 200 West Street, New York, New York 10282-2198, Attention: Registration Department; with a copy to each of Douglas Horowitz, Esq. and Timothy Howell, Esq., Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005 (fax: 212-269-5420). Notices to the Manitowoc Parties shall be given to them at Manitowoc Foodservice, Inc., 2227 Welbilt Boulevard, New Port Richey, FL 34655 (fax: 727-375-0472); Attention: John O. Stewart, with a copy to Mark T. Plichta, Esq., Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
(c)    Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.
(d)    Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.
(e)    Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.
(f)    Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
(g)    Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
(h)    Time of the Essence. Time shall be of the essence of this Agreement.
(i)    Prior Agreements and Understandings. This Agreement supersedes all prior agreements and understandings (whether written or oral) between or among the Manitowoc Parties and the Initial Purchasers, or any of them, with respect to the subject matter hereof.
(j)    Tax Related Disclosure. Notwithstanding anything herein to the contrary, each Manitowoc Party (and each Manitowoc Party’s employees, representatives, and other agents) is authorized to disclose to any and all persons, the tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to any Manitowoc Party relating to that treatment and structure, without the Initial Purchasers imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax treatment” means U.S. federal and state income tax treatment, and “tax structure” is limited to any facts that may be relevant to that treatment.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.
Very truly yours,
MTW FOODSERVICE ESCROW CORP.
By:    /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Vice President and Secretary

MANITOWOC FOODSERVICE, INC.
By:    /s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Senior Vice President, General Counsel and Secretary
GUARANTORS:
APPLIANCE SCIENTIFIC, INC.
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary
BERISFORD PROPERTY DEVELOPMENT (USA) LTD.
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary
CHARLES NEEDHAM INDUSTRIES INC.
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary

CLEVELAND RANGE, LLC
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary
THE DELFIELD COMPANY LLC
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary
ENODIS CORPORATION
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary
ENODIS GROUP HOLDINGS US, INC.
By:    /s/ Maurice D. Jones        Name: Maurice D. Jones
    Title: Vice President and Secretary
ENODIS HOLDINGS, INC.
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary
ENODIS TECHNOLOGY CENTER, INC.
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary

FRYMASTER L.L.C.
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary
GARLAND COMMERCIAL INDUSTRIES LLC
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary
KYSOR BUSINESS TRUST
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary
KYSOR HOLDINGS, INC.
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary
KYSOR INDUSTRIAL CORPORATION
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary
KYSOR INDUSTRIAL CORPORATION
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary

KYSOR NEVADA HOLDING CORP.
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary
LANDIS HOLDINGS LLC
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary
MANITOWOC EQUIPMENT WORKS, INC.
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary
MANITOWOC FOODSERVICE COMPANIES, LLC
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary
MANITOWOC FOODSERVICE HOLDING, INC.
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary
MANITOWOC FP, INC.
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary

MANITOWOC FSG HOLDING, LLC
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary
MANITOWOC FSG INTERNATIONAL HOLDINGS, INC.
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary
MANITOWOC FSG OPERATIONS, LLC
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary
MANITOWOC FSG U.S. HOLDING, LLC
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary
MCCANN’S ENGINEERING & MANUFACTURING CO., LLC
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary

MTW COUNTY LIMITED
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary
WELBILT CORPORATION
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary
WELBILT HOLDING COMPANY
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary
WESTRAN CORPORATION
By:    /s/ Maurice D. Jones
    Name: Maurice D. Jones
    Title: Vice President and Secretary

Accepted:
GOLDMAN, SACHS & CO.
For itself and on behalf of the
several Initial Purchasers listed
in Schedule 1 hereto.
By:    /s/ Ariel Fox
Name: Ariel Fox
Title: Vice President

Schedule 1

Initial Purchaser	Principal Amount
Goldman, Sachs & Co.	$ 131,750,000
J.P. Morgan Securities LLC	$ 131,750,000
HSBC Securities (USA) Inc.	$ 48,875,000
Citigroup Global Markets Inc.	$ 44,625,000
Rabo Securities USA, Inc.	$ 42,500,000
BMO Capital Markets Corp.	$ 25,500,000

Total	$425,000,000.00

Schedule 2
Guarantors

Appliance Scientific, Inc.
Berisford Property Development (USA) Ltd.
Charles Needham Industries Inc.
Cleveland Range, LLC
The Delfield Company LLC
Enodis Corporation
Enodis Group Holdings US, Inc.
Enodis Holdings, Inc.
Enodis Technology Center, Inc.
Frymaster L.L.C.
Garland Commercial Industries LLC
Kysor Business Trust
Kysor Holdings, Inc.
Kysor Industrial Corporation (MI)
Kysor Industrial Corporation (NV)
Kysor Nevada Holding Corp.
Landis Holdings LLC
Manitowoc Equipment Works, Inc.
Manitowoc Foodservice Companies, LLC
Manitowoc Foodservice Holding, Inc.
Manitowoc FP, Inc.
Manitowoc FSG Holding, LLC
Manitowoc FSG International Holdings, Inc.
Manitowoc FSG Operations, LLC
Manitowoc FSG U.S. Holding, LLC
McCann’s Engineering & Manufacturing Co., LLC
MTW County Limited
Welbilt Corporation
Welbilt Holding Company
Westran Corporation

Annex A
Time of Sale Information
Pricing Term Sheet

B-1

Annex B
Pricing Term Sheet dated February 5, 2016
to Preliminary Offering Circular dated January 29, 2016
Strictly Confidential

MTW Foodservice Escrow Corp.

$425,000,000
9.500% Senior Notes due 2024

This pricing term sheet is qualified in its entirety by reference to the Preliminary Offering Circular (the “Preliminary Offering Circular”). The information in this pricing term sheet supplements the Preliminary Offering Circular and updates and supersedes the information in the Preliminary Offering Circular to the extent it is inconsistent with the information in the Preliminary Offering Circular. Terms used and not defined herein have the meanings assigned in the Preliminary Offering Circular.

The notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. The notes may not be offered or sold in the United States or to U.S. persons (as defined in Regulation S) except in transactions exempt from, or not subject to, the registration requirements of the Securities Act. Accordingly, the Notes are being offered only to (1) persons reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act.

Other information (including financial information) presented in the Preliminary Offering Circular is deemed to have changed to the extent affected by changes described herein.

Issuer	Prior to the Escrow Release, MTW Foodservice Escrow Corp., and after the Escrow Release, Manitowoc Foodservice, Inc.
Title of Security	9.500% Senior Notes due 2024.
Aggregate Principal Amount	$425,000,000.
Maturity	February 15, 2024.
Public Offering Price	100.000% plus accrued interest, if any, from February 18, 2016.
Coupon	9.500%.
Yield to Maturity	9.500%.
Spread to Treasury	+779bps.
Benchmark	UST 2.750% due February 15, 2024.
Interest Payment Dates	February 15 and August 15 of each year, beginning on August 15, 2016.

Special Mandatory Redemption
The Issuer will be required to redeem the notes at a redemption price equal to 100% of the aggregate principal amount of the notes, together with accrued and unpaid interest to, but not including, the special mandatory redemption date, if (x) by July 1, 2016 the escrow agent and trustee for the notes have not received an officers’ certificate from the Issuer requesting the Escrow Release and certifying that the conditions to the Escrow Release will be satisfied substantially concurrently with the Escrow Release or (y) at any time prior to the Escrow Release, (1) the Issuer notifies the trustee in writing that The Manitowoc Company, Inc.’s (“Manitowoc ParentCo”) Board of Directors has determined, in its sole and absolute discretion, that the Spin-Off is not in the best interests of Manitowoc ParentCo or its shareholders or is otherwise not advisable and that Manitowoc ParentCo will not pursue the completion of the Spin-Off, (2) Manitowoc ParentCo, in its sole discretion, publicly announces that it will not pursue the completion of the Spin-Off or (3) the Issuer notifies the trustee in writing that the escrow release conditions cannot be satisfied on or prior to July 1, 2016.

Optional Redemption
The Issuer may redeem the notes at its option, in whole or in part, upon not less than 30 nor more than 60 days’ written notice, at the following redemption prices (expressed as percentages of the principal amount thereof) plus accrued and unpaid interest, if any, thereon to the applicable redemption date, if redeemed during the 12-month period commencing on February 15 of the year set forth below:

	Year	Percentage
	2019	107.125%
	2020	104.750%
	2021	102.375%
	2022 and thereafter	100.000%

In addition, the notes will be redeemable, at the Issuer’s option, in whole or in part from time to time, at any time prior to February 15, 2019 upon not less than 30 nor more than 60 days’ written notice, at a price equal to 100% of the principal amount thereof plus the Applicable Premium (as defined below) and accrued but unpaid interest, if any, to the date of redemption (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

“Applicable Premium” means, with respect to a note at any date of redemption, the greater of (1) 1.0% of the principal amount of such note and (2) the excess of (a) the present value at such redemption date of (i) the redemption price of such note on February 15, 2019 (such redemption price being that described in the chart above) plus (ii) all required remaining scheduled interest payments due on such note through February 15, 2019, computed using a discount rate equal to the Treasury Rate (as defined below) plus 50 basis points; over (b) the principal amount of such note on such redemption date. Calculation of the Applicable Premium will be made by the Issuer or on behalf of the Issuer by such Person as the Issuer shall designate; provided, however, that such calculation, or determination of the Treasury Rate referenced below, shall not be a duty or obligation of the Trustee.

“Treasury Rate” means, with respect to a date of redemption, the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) that has become publicly available at least two Business Days prior to such date of redemption (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from such date of redemption to February 15, 2019; provided, however, that if the period from such date of redemption to February 15, 2019 is not equal to the constant maturity of the United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from such date of redemption to February 15, 2019 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

Optional Redemption with Equity Proceeds

At any time, or from time to time, on or prior to February 15, 2019, the Issuer may, at its option, use the Net Cash Proceeds of one or more Public Equity Offerings to redeem up to 35% of the principal amount of the notes (including any Additional Notes) outstanding under the Indenture at a redemption price of 109.500% of the principal amount thereof plus accrued and unpaid interest thereof, if any, to the date of redemption.

Change of Control	101%, plus accrued and unpaid interest, if any.
Gross Proceeds	$425,000,000.
Trade Date	February 5, 2016
Settlement Date	February 18, 2016 (T+8)
Joint Book-Running Managers	Goldman, Sachs & Co. J.P. Morgan Securities LLC HSBC Securities (USA) Inc. Citigroup Global Markets Inc.
Co-Managers	BMO Capital Markets Corp. Rabo Securities USA, Inc.
Denominations	$2,000 and integral multiples of $1,000
Distribution	144A / Reg S with registration rights.
CUSIP/ISIN Numbers	144A: 55378V AA7 / US55378VAA70. Reg S: U60780 AA8 / USU60780AA84.

This pricing term sheet is strictly confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of the notes or the offering. Please refer to the Preliminary Offering Circular for a complete description.

This pricing term sheet is being distributed in the United States solely to persons reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act and outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act, and this communication is only being distributed to such persons.

This pricing term sheet is not an offer to sell the securities and it is not a solicitation of an offer to buy the securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

Any disclaimers or notices that may appear on this pricing term sheet below the text of this legend are not applicable to this pricing term sheet and should be disregarded. Such disclaimers may have been electronically generated as a result of this pricing term sheet having been sent via, or posted on, Bloomberg or another electronic mail system.

Annex C
Restrictions on Offers and Sales Outside the United States
In connection with offers and sales of Securities outside the United States:
(a)Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.
(b)Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:
(i)Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act.
(ii)None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.
(iii)At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:
The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S.
(iv)Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.
Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

2

Exhibit I
MANITOWOC FOODSERVICE, INC.

[FORM OF] CHIEF FINANCIAL OFFICER’S CERTIFICATE
February 5, 2016
Reference is made to the Purchase Agreement, dated February 5, 2016 (the “Purchase Agreement”), by and among MTW Foodservice Escrow Corp. (the “Escrow Issuer”), Manitowoc Foodservice, Inc. (the “Company”), the guarantors named therein and Goldman, Sachs & Co., as representative of the several initial purchasers named in Schedule 1 thereto (the “Initial Purchasers”). Capitalized terms used and not otherwise defined herein have the definitions used in the Purchase Agreement.
I, John O. Stewart, Senior Vice President and Chief Financial Officer of the Company, do hereby certify, in my capacity as Chief Financial Officer and not in my individual capacity, as follows:

1.	I am the duly elected, qualified and acting Chief Financial Officer of the Company and am providing this certificate based on my examination of the Company’s financial records and schedules.

2.
I am knowledgeable with respect to the accounting records and internal accounting practices, policies, procedures and controls of the Company and its subsidiaries and have responsibility for financial and accounting matters with respect to the Company and its subsidiaries.

3.
Based on my knowledge, the financial information included in the Preliminary Offering Circular as of and for the three-month period ended December 31, 2015 that is circled on the selected pages of the Preliminary Offering Circular attached as Exhibit A hereto has been derived from internal accounting records of the Company and, as of the date hereof, fairly presents in all material respects the financial data of the Company and its subsidiaries as of December 31, 2015, and for the three-month period ended December 31, 2015, as applicable. Such financial information for the three-month period ended December 31, 2015 that is set forth in Exhibit A hereto agrees with the books and records of the Company.

4.
For each financial item circled on the attached selected pages of the Preliminary Offering Circular attached as Exhibit B hereto, I, or persons under my supervision, have either (a) agreed the financial item to an amount included in or accurately derived from the Company’s historical accounting or financial books and records, or (b) as it relates to the pro forma adjustments that give effect to the Transactions, compared the financial item to a schedule or report prepared by management.

This certificate is being furnished to the Initial Purchasers solely to assist them in conducting their due diligence investigation of the Company and its subsidiaries in connection with the offering of the Notes. This certificate may be relied upon by the Initial Purchasers solely for this purpose. Without the written consent of the Company: (i) no person other than the Initial Purchasers may rely upon this certificate for any purpose; (ii) this certificate may not be cited or quoted in any financial statement, prospectus, offering circular or other similar document; (iii) this certificate may not be cited or quoted in any other document or communication which might encourage reliance upon this certificate by any person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this certificate may not be furnished to anyone for purposes of encouraging such reliance.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Chief Financial Officer’s Certificate as of the date first written above.
MANITOWOC FOODSERVICE, INC.

By:	Name: John O. Stewart Title: Senior Vice President and Chief Financial Officer

EXHIBIT A

EXHIBIT B

Exhibit II
MANITOWOC FOODSERVICE, INC.

[FORM OF] CHIEF FINANCIAL OFFICER’S CERTIFICATE
February 18, 2016
Reference is made to the Purchase Agreement, dated February 5, 2016 (the “Purchase Agreement”), by and among MTW Foodservice Escrow Corp. (the “Escrow Issuer”), Manitowoc Foodservice, Inc. (the “Company”), the guarantors named therein and Goldman, Sachs & Co., as representative of the several initial purchasers named in Schedule 1 thereto (the “Initial Purchasers”). Capitalized terms used and not otherwise defined herein have the definitions used in the Purchase Agreement.
I, John O. Stewart, Senior Vice President and Chief Financial Officer of the Company, do hereby certify, in my capacity as Chief Financial Officer and not in my individual capacity, as follows:

1.	I am the duly elected, qualified and acting Chief Financial Officer of the Company and am providing this certificate based on my examination of the Company’s financial records and schedules.

2.
I am knowledgeable with respect to the accounting records and internal accounting practices, policies, procedures and controls of the Company and its subsidiaries and have responsibility for financial and accounting matters with respect to the Company and its subsidiaries.

3.
Based on my knowledge, the financial information included in the Offering Circular as of and for the three-month period ended December 31, 2015 that is circled on the selected pages of the Offering Circular attached as Exhibit A hereto has been derived from internal accounting records of the Company and, as of the date hereof, fairly presents in all material respects the financial data of the Company and its subsidiaries as of December 31, 2015, and for the three-month period ended December 31, 2015, as applicable. Such financial information for the three-month period ended December 31, 2015 that is set forth in Exhibit A hereto agrees with the books and records of the Company.

4.
For each financial item circled on the attached selected pages of the Offering Circular attached as Exhibit B hereto, I, or persons under my supervision, have either (a) agreed the financial item to an amount included in or accurately derived from the Company’s historical accounting or financial books and records, or (b) as it relates to the pro forma adjustments that give effect to the Transactions, compared the financial item to a schedule or report prepared by management.

This certificate is being furnished to the Initial Purchasers solely to assist them in conducting their due diligence investigation of the Company and its subsidiaries in connection with the offering of the Notes. This certificate may be relied upon by the Initial Purchasers solely for this purpose. Without the written consent of the Company: (i) no person other than the Initial Purchasers may rely upon this certificate for any purpose; (ii) this certificate may not be cited or quoted in any financial statement, prospectus, offering circular or other similar document; (iii) this certificate may not be cited or quoted in any other document or communication which might encourage reliance upon this certificate by any person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this certificate may not be furnished to anyone for purposes of encouraging such reliance.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Chief Financial Officer’s Certificate as of the date first written above.
MANITOWOC FOODSERVICE, INC.

By:	Name: John O. Stewart Title: Senior Vice President and Chief Financial Officer

EXHIBIT A

EXHIBIT B